                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                    of 1934


                                       Date of Report:    May 30, 1996
                                                      ----------------------


AUDIO COMMUNICATIONS NETWORK, INC.
- ---------------------------------------
(Exact name of Registrant as Specified in its Charter)


         Florida                        0-7762                  59-0690530
- -------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation                 File Number)           Identification No.)


  1000 LEGION PLACE Ste. 1515   ORLANDO   FL                       32801
- -------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          (407) 649-8877
                                                   ----------------------------

    AMENDMENT TO THE DEFERRED COMPENSATION AGREEMENT DATED JANUARY 5, 1983
    ----------------------------------------------------------------------

Section I titled Benefits Upon Retirement shall be amended to read as follows:


BENEFITS           If the Employee's service with the Company is terminated on
UPON               or after June 1, 1991, (herein called "Retirement Date"), the
RETIREMENT         Company will pay to the Employee the sum of $50,000 payable
- ---------          on the first day of the month following termination.



                   IN WITNESS WHEREOF the Parties hereto have signed this Amendment on May 30, 1996.

                                      AUDIO COMMUNICATIONS NETWORK, INC.


                                      By  /s/  A. J. Schell
                                        -----------------------------------
                                         Its President
(CORPORATE SEAL)

                                      Attest:

                                          /s/  Doris K. Krummenacker
                                        -----------------------------------
                                          Its Secretary


Witnesses:


/s/  Mary Flemmings                       /s/  Doris K. Krummenacker
- -------------------------------         -----------------------------------

/s/ Phyllis J. DeVries
- -------------------------------
As to Doris K. Krummenacker